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                                                                   Exhibit 10.32

                                 AMENDMENT NO. 2
                                       TO
                        TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 IS TO THE TERM LOAN AND SECURITY AGREEMENT dated as of March 15, 2002 ("Agreement") by and between GreatBanc Trust Company, as Trustee of the Chromcraft Revington, Inc. Employee Stock Ownership Trust (the "Borrower"), a trust established pursuant to the Chromcraft Revington, Inc. Employee Stock Ownership Plan (the "ESOP"), and Chromcraft Revington, Inc., a Delaware corporation (the "Lender").

                                   WITNESSETH:

     WHEREAS, the Lender is the sponsor of the ESOP and a party to the agreement establishing the ESOP Trust; and

     WHEREAS, the Lender has removed GreatBanc Trust Company as ESOP Trustee, effective as of July 14, 2003, and replaced it with LaSalle Bank, N.A. ("LaSalle"), effective as of July 14, 2003, as reflected in Amendment No. 1 to the Agreement; and

     WHEREAS, LaSalle has resigned as Trustee, effective December 31, 2005, and the Lender has determined to replace it with First Bankers Trust Services, Inc. ("First Bankers"), effective January 1, 2006; and

     WHEREAS, First Bankers has accepted the position of Trustee of the ESOP, and thereby accepted the obligation of this agreement, not in its individual or corporate capacity, but solely in its capacity as ESOP Trustee;

     NOW, THEREFORE, First Bankers and the Lender agree, effective as of January 1, 2006, as follows:

     1. The name "LaSalle Bank, N.A." is replaced with "First Bankers Trust Services, Inc." wherever the former name appears in the Agreement and in the Term Note delivered under the Agreement.

     2.   Section 12.2(b) of the Agreement is replaced with the following:

          "(b) If to the Borrower:

          Merri E. Ash, Trust Officer
          First Bankers Trust Services, Inc.
          1500 Market Street
          12th Floor - East Tower
          Philadelphia, PA 19102"

     The Agreement will otherwise remain the same in all respects.

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     IN WITNESS WHEREOF, First Bankers and the Lender have executed this First
Amendment this 21st day of December, 2005, but effective as of January 1, 2006.

                                        FIRST BANKERS TRUST SERVICES, INC., Not
                                        in Its Individual or Corporate Capacity,
                                        But Solely as Trustee of the Chromcraft
                                        Revington, Inc. Employee Stock Ownership
                                        Trust


                                        By: /s/ Merri E. Ash
                                            ------------------------------------
                                            Merri E. Ash, Trust Officer


                                        CHROMCRAFT REVINGTON, INC.


                                        By: /s/ Frank T. Kane
                                            ------------------------------------
                                            Frank T. Kane, Vice President


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